Third Quarter 2016
Earnings Presentation

9 November 2016



Disclaimer

This presentation contains certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the safe harbor provided for under these sections. These statements may include words such as "believe," "estimate," "project," "intend," "expect," "plan," "anticipate," and similar expressions in connection with any discussion of the timing or nature of future operating or financial performance or other events. Forward-looking statements reflect management's current expectations and observations with respect to future events and financial performance. Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed, projected, or implied by those forward-looking statements.

The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections.

The principal factors that affect our financial position, results of operations and cash flows include, charter market rates, which have declined significantly from historic highs, periods of charter hire, vessel operating expenses and voyage costs, which are incurred primarily in U.S. dollars, depreciation expenses, which are a function of the cost of our vessels, significant vessel improvement costs and our vessels' estimated useful lives, and financing costs related to our indebtedness. Our actual results may differ materially from those anticipated in these forward- looking statements as a result of certain factors which could include the following: (i) changes in demand in the dry bulk market, including, without limitation, changes in production of, or demand for, commodities and bulk cargoes, generally or in particular regions; (ii) greater than anticipated levels of dry bulk vessel new building orders or lower than anticipated rates of dry bulk vessel scrapping; (iii) changes in rules and regulations applicable to the dry bulk industry, including, without limitation, legislation adopted by international bodies or organizations such as the International Maritime Organization and the European Union or by individual countries; (iv) actions taken by regulatory authorities; (v) changes in trading patterns significantly impacting overall dry bulk tonnage requirements; (vi) changes in the typical seasonal variations in dry bulk charter rates; (vii) changes in the cost of other modes of bulk commodity transportation; (viii) changes in general domestic and international political conditions; (ix) changes in the condition of the Company's vessels or applicable maintenance or regulatory standards (which may affect, among other things, our anticipated drydocking costs); (x) the outcome of legal proceedings in which we are involved; and (xii) and other factors listed from time to time in our filings with the SEC.

We disclaim any intent or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under

Agenda

1. Highlights

2. Financial

3. Company

4. Industry

Highlights

Rates Continue to Recover


Baltic Supramax Index (BSI) vs. BDI
3q16
$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
$3,000
$1,000
2,400
2,200
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
Nov-11
May-12
Nov-12
May-13
Nov-13
May-14
Nov-14
May-15
Nov-15
May-16
Nov-16
BDI (RHS)
BSI

…but remain in weak territory

- Source(s): Clarksons

Earnings Reflective of the Challenging Market

Third Quarter Highlights

- Net revenues of $35.8 million
- Net loss of $19.4 million, or $0.52 per share
- Closed on $88 million Private Placement common stock offering
- Opened new commercial office in Hamburg, Germany
- Welcomed Frank De Costanzo as new CFO
- Received the SHIPPINGInsight 2016 Award for achievements in fleet optimization and ship operating efficiency
- Sold the Kittiwake (53k DWT / 2002-built)
- Entered into an MOA for the purchase of a 2016 Ultramax

Executing on Fleet Renewal Strategy

Vessels Sold

	Closing	Stats						Assessment		
		DWT	Yard	Year	Age	NEXT DD		Sale Price	DD cost	Total Consideration
	month					date	type		estimate	Amount
1 Peregrine	Apr-16	50,913	Oshima	2001	15.0	20-Jun-16	SS3	$ 2,750.0	$ 650.0	$ 3,400.0
2 Falcon	Jun-16	50,296	Mitsui	2001	15.0	24-Oct-16	SS3	$ 3,300.0	$ 650.0	$ 3,950.0
3 Harrier	Jul-16	50,296	Mitsui	2001	15.0	19-Sep-16	SS3	$ 3,300.0	$ 650.0	$ 3,950.0
4 Kittiwake	Sep-16	53,146	Imabari	2002	14.0	26-Jun-17	SS3	$ 4,250.0	$ 650.0	$ 4,900.0
Average/Total		**51,163**		**2001**	**14.8**			**$ 13,600.0**	**$ 2,600.0**	**$ 16,200.0**

- Repaid approximately $5.7 million in debt
- Saved $2.6 million from not incurring mandatory CAPEX coming due on these ships

Vessel to be Acquired

- Acquired a high specification 2016-built 61k DWT NACKS-61 Ultramax for $18.85 million in cash
  - Vessel scheduled to be delivered to the Company in November and will be renamed Stamford Eagle

Purchased first vessel in over six years

EAGLE BULK

Owned Fleet*

VESSEL COUNT	41	DEADWEIGHT TONS	2,260,943

Vessel	DWT	Year Built	Vessel	DWT	Year Built	Vessel	DWT	Year Built
Stamford Eagle	61,530	2016	Gannet Bulker	57,809	2010	Redwing	53,411	2004
Sandpiper Bulker	57,809	2011	Imperial Eagle	55,989	2010	Cardinal	55,362	2004
Roadrunner Bulker	57,809	2011	Avocet	53,462	2010	Jaeger	52,248	2004
Puffin Bulker	57,809	2011	Thrasher	53,360	2010	Kestrel I	50,326	2004
Petrel Bulker	57,809	2011	Golden Eagle	55,989	2010	Skua	53,350	2003
Owl	57,809	2011	Egret Bulker	57,809	2010	Shrike	53,343	2003
Oriole	57,809	2011	Crane	57,809	2009	Tern	50,200	2003
Nighthawk	57,809	2011	Canary	57,809	2009	Goldeneye	52,421	2002
Thrush	53,297	2011	Bittern	57,809	2009	Osprey I	50,206	2002
Martin	57,809	2010	Stellar Eagle	55,989	2009	Condor	50,296	2001
Kingfisher	57,776	2010	Crested Eagle	55,989	2008	Hawk I	50,296	2001
Jay	57,802	2010	Crowned Eagle	55,940	2008	Merlin	50,296	2001
Ibis Bulker	57,775	2010	Woodstar	53,390	2008	Sparrow	48,225	2000
Grebe Bulker	57,809	2010	Wren	53,349	2007			

One of the largest owners of Supramaxes globally

EAGLE BULK

- Includes the Stamford Eagle which is expected to be delivered to the Company in November, 2016

Financial

Earnings

($ '000)	3Q16	2Q16	3Q15	3Q16 YTD	3Q15 YTD
REVENUES, net of commissions	35,788	25,590	29,127	82,657	78,116
EXPENSES					
Voyage expenses	11,208	7,450	5,202	27,902	13,541
Vessel expenses	17,708	18,595	22,493	56,783	63,124
Charter hire expenses	3,822	1,668	1,249	6,979	3,698
Depreciation and amortization	9,854	9,654	11,284	28,905	32,740
General and administrative expenses	5,224	4,875	5,907	15,430	18,187
Other Expenses	(304)	641	-	12,138	5,697
Total operating expenses	47,512	42,883	46,135	148,138	136,985
OPERATING LOSS	**(11,724)**	**(17,292)**	**(17,008)**	**(65,481)**	**(58,869)**
OTHER EXPENSES					
Interest expense (cash)	2,394	2,288	3,048	12,140	9,197
Non Cash Interest Expense	4,952	2,123	-	2,923	-
Other expense	289	792	321	590	485
Total other expense, net	7,635	5,204	3,369	15,653	9,683
NET LOSS	**(19,359)**	**(22,496)**	**(20,377)**	**(81,133)**	**(68,552)**

Cash Flow



Q1 – Q3 Cash Flow from Operations
Q1.16
Q2.16
Q3.16
-$19
-$13
-$7



Q3 Cash Flow Change in Period
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
Millions
Cash at beginning of period
Revenues
Operating & DD Expenses
Changes in working capital
Sale of Vessels net of Loan repayment
Proceeds from Revolver
Interest paid
Common stock placement
Cash at ending of period

Balance Sheet + Liquidity Position

$ Millions

	September 30, 2016
Cash	98.57
Debt	268.88
Stockholder's Equity	541.60
Capitalization	711.91
Net Debt / Capitalization	**38%**

$ Millions

Total Liquidity as of Sep 30	128.57
Cash	98.57
Undrawn availability	30.00


Debt Maturity
250
200
150
100
50
0
Q4.16
2017
2018
2019
2020
1st Lien Facility
2nd Lien Facility


Liquidity Position as of
140
120
100
80
60
40
20
0
Mar 31, 2016
Jun 30, 2016
Sep 30, 2016
Cash
Revolver Availaility

Capital Expenditures

Nine Months 2016 Actual and Projected Drydock Costs



Actuals
Projected
7
6
5
4
3
2
1
0
$5,000
$4,000
$3,000
$2,000
$1,000
$-
6
2
1
0
0
3
0
1H16*
3Q16*
4Q16
1Q17
2Q17
3Q17
4q17
Total Cost (RHS '000)
# of Vessels (LHS)
Ballast Water Management Convention enters into force September, 2017

EAGLE BULK

Cash Breakeven per Vessel per Day

Nine Months 2016 Actual	
OPERATING	
Vessel Expenses	$ 4,858
Drydocking	318
G&A*	1,112
Total Operating	**6,288**
DEBT SERVICE	
Interest expense	**623**
TOTAL CASH BREAKEVEN	**$ 6,911**



Drydocking 5%
Vessel Expenses 70%
G&A 16%
Interest expense 9%



$8,000
$6,000
$4,000
$2,000
$-
2015
3Q16 YTD
Vessel Expenses
Drydocking
G&A
Interest expense

- Excluding one time expenses relating to redundancy costs and extraordinary legal expenses

Company

Improving Development and Performance

- Our Net TCE increased in Q3 to $6,004 / day, inclusive of chartered tonnage, up 36% quarter-on-quarter
  - Q4 TCE is currently $6,233 with 75% of the days fixed.
  - Actively positioned the fleet to take advantage of strength in the Atlantic, where Q3 traded at approximately 9% premium above the Pacific RV market.

- Continued to build out the commercial platform
  - Increased % of business done on voyage basis (as compared with time charter relet)
  - Increased forward cargo contracts during Q3
  - Increased time charter book of vessels



Eagle Bulk TCE
$6,500
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
1q16
2q16
3q16
4q16*

- 4q16 TCE calc as of 11/7/16- 75% fixed

Focused on OPEX Performance + Vessel Condition

- OPEX continues to drop, and assuming static OPEX in Q4, we will be on track to realize approximately $6.5m in savings for the year, well ahead of our targeted savings of USD 4.8 million
  - Excluding extraordinary/upgrade items (e.g. Onboard IT upgrades and intermediate DD), we would be on track to save over $7m on an annualized basis



Quarterly OPEX Development*
$5,400
$5,200
$5,000
$4,800
$4,600
$4,400
$4,200
$5,239
$5,094
$5,115
$5,088
$4,994
$4,894
$4,794
$4,737
$4,710
$4,621
$4,594
FY15a
1q16
2q16
3q16
4q16
Actual
Budget
Adj. Actual

- Adj. Actual strips out extraordinary/upgrade items

EAGLE BULK

Markets

Scrapping Momentum Slows During 3q16



Historical Scrapping (DWT)
35
30
25
20
15
10
5
0
7%
6%
5%
4%
3%
2%
1%
0%
1976
1981
1986
1991
1996
2001
2006
2011
2016e
Scrapping as a % of Fleet (RHS)
Scrapping (LHS)

For FY 2016, demolition estimated at over 4% of the fleet

- Source(s): Clarksons

Projected New Supply Growth Continues to Shrink



New Orders vs. BDI
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
180
160
140
120
100
80
60
40
20
0
Almost 100% of new orders placed in 2016 have been in the VLOC/Capesize segment
2002
2004
2006
2008
2010
2012
2014
2016e
New Orders (DWT) (RHS)
BDI (LHS)



Orderbook
350
300
250
200
150
100
50
0
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2002
2004
2006
2008
2010
2012
2014
2016e
Orderbook (LHS)
Orderbook as a % of OTW Fleet (RHS)

Current orderbook stands at 13% of the OTW Fleet

- Source(s): Clarksons

Chinese Demand Drivers

Iron Ore Imports



100
90
80
70
60
50
40
30
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Aug-11
Aug-12
Aug-13
Aug-14
Aug-15
Aug-16
Imports (LHS)
12m Y/Y Growth (RHS)

Coal Imports



20
18
16
14
12
10
8
6
4
2
0
Sep-11
Sep-12
Sep-13
Sep-14
Sep-15
Sep-16
Chinese Imports

Iron Ore Inventories



120
110
100
90
80
70
60
Nov-11
Nov-12
Nov-13
Nov-14
Nov-15
Nov-16
Actual
Period Average

Coastal Bulk Freight Index



1,500
1,400
1,300
1,200
1,100
1,000
900
800
700
600
500
Nov-11
Nov-12
Nov-13
Nov-14
Nov-15
Nov-16
Actual
Period Average

- Trade figures in million MTs
- Source(s): Bloomberg, Clarksons

Grain and Minor Bulks

Russian Wheat Exports



35
30
25
20
15
10
5
Nov-11
Nov-12
Nov-13
Nov-14
Nov-15
Nov-16
Actual
Period Average

Minor Bulk + Grain Trade



1900
1850
1800
1750
1700
1650
1600
500
480
460
440
420
400
380
360
340
320
300
2011
2012
2013
2014
2015
2016
Minor Bulk (LHS)
Grain (RHS)

- Trade figures in million MTs
- Source(s): Bloomberg, Clarksons

Demand Growth Remains Muted in 2016

Annualized Growth Rates			
	2013-2015	**2016e**	**2017f**
Global GDP	3.3%	3.1%	3.4%
China	7.3%	6.6%	6.2%
India	7.1%	7.4%	7.6%
Drybulk Trade	3.5%	1.3%	2.1%
Coal	0.5%	-2.0%	0.6%
Iron Ore	7.2%	4.8%	3.7%
Minor Bulks	2.4%	0.3%	1.4%

Drybulk Trade vs. Global GDP



Dotted line represents projected Drybulk Trade growth basis reversion to Drybulk Trade / GDP ratio historical average
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
2.50
2.25
2.00
1.75
1.50
1.25
1.00
0.75
0.50
0.25
-
2002
2004
2006
2010
2012
2014
2016e
2017f
2019f
Drybulk Trade / Global GDP Ratio (RHS)
Global GDP Y/Y % (LHS)
Drybulk Trade Y/Y % (LHS)
DT/GDP Ratio Historical Average (RHS)

But well-ahead of earlier projections

- Drybulk Trade / Global GDP Ratio for 2009 extracted from Historical Average calculation
- Source(s): Clarksons, IMF

EAGLE
BULK

www.eagleships.com